Security Capital

U.S. Real Estate

Shares

1997 Annual Report



Security Capital U.S. Real Estate Shares Incorporated



Security Capital U.S. Real Estate Shares Incorporated (SC-US Real Estate Shares) is a highly focused, no-load real estate mutual fund that seeks to provide shareholders with above average returns, including current income and capital appreciation, through investments in real estate securities in the United States. Long term, SC-US Real Estate Shares' objective is to achieve top-quartile returns, as compared with other U.S. real estate mutual funds, by integrating in-depth proprietary real estate market research with sophisticated capital markets research and modeling techniques.





2

To Our Shareholders



We are pleased to present the Security Capital U.S. Real Estate Shares Incorporated (SC-US Real Estate Shares) 1997 annual report. For the year ended December 31, 1997, SC-US Real Estate Shares generated a total return of 25.19%-significantly outperforming frequently used real estate investment performance benchmark indices over the same period of time, as the chart below illustrates. The net asset value per share at year-end was $11.95; regular dividends of $0.46 per share were declared and paid to shareholders throughout the year.



Security Capital U.S. Real Estate Shares - Class R (Retail)
Shares

Comparative Returns vs. Industry Benchmarks

Average Annual Total Return

Year Ended December 31, 1997



25.19%  21.20%  20.26%  19.66%

SC-US           Bloomberg       NAREIT  Wilshire

Real Estate     REIT            Equity          REIT

Shares          Index (1)       Index (2)       Index (3)



Past performance is not indicative of future results. The performance of the above-referenced indices does not include any fees or expenses, and the underlying portfolio securities of SC-US Real Estate Shares may differ from those of the indices.

(1) Bloomberg REIT Index is an unmanaged index of REITs that have a market capitalization of $15 million or greater; (2) NAREIT Equity Index is an unmanaged index of publicly traded U.S. tax-qualified REITs which have 75% or more of their gross invested book assets invested in the equity ownership of real estate; and (3) Wilshire REIT Index is an unmanaged, market capitalization-weighted index comprising publicly traded REITs except for special purpose and health care REITs.





3

SC-US Real Estate Shares' investment management team utilizes a disciplined proprietary research-driven investment process to identify and invest in those companies with the highest potential for attractive returns. Over the past four years, we have committed significant resources to refine and enhance this proprietary process, assembling an expert group of research, industry, securities, and investment professionals. We believe the combination of our deep, seasoned management team and investment approach provides us with a competitive advantage virtually unparalleled in the industry. Real estate is not a homogeneous industry, and is heavily dependent upon regional economic and supply and demand characteristics. In response, our extensive research network continually tracks and assimilates data from every major real estate market and property category. Our investment management team draws upon this fundamental real estate research to define how submarket trends will impact a company's internal and external growth potential. Critical to the underwriting of such growth potential is a thorough assessment of a company's management strength-and its ability to maximize such growth through the successful implementation of operating strategies and the intelligent deployment of capital. Only when our real estate market research, management



4

assessment and proprietary valuation models provide us with the conviction that a company will deliver our investors with the highest total return potential do we make an investment. We thank you for your support and look forward to serving your continued investment needs.



Sincerely,



/s/ Anthony R. Manno Jr.        /s/ Kenneth D. Statz



Anthony R. Manno Jr.            Kenneth D. Statz

Chairman and President  Managing Director





5

Security Capital U.S. Real Estate Shares

Average Annual Total Return

Period Ended December 31, 1997



                                    One Year     Since Inception (12/20/96)

Class R (Retail) Shares



Total Return                         25.19%          28.83%

Growth of a $10,000 Investment      $12,519         $12,991







Class I (Institutional) Shares



Total Return                        25.20%          28.84%

Growth of a $10,000 Investment     $12,520         $12,992



On December 16, 1997, SC-US Real Estate Shares' existing shareholders were split into Class R (Retail) and Class
I(Institutional) shares based on the amount then invested in the Fund. The difference in the performance of each Class reflects the difference in the expenses of each Class.





Security Capital U.S. Real Estate Shares - Class R (Retail)
Shares

Growth of a $10,000 Investment

Period from January 1, 1997 to December 31, 1997



             SC-US Real      Bloomberg       Wilshire          NAREIT

           Estate Shares     REIT Index     REIT Index      Equity Index

12/31/        $10,000         $10,000         $10,000         $10,000

1/31/97       $10,082         $10,066         $10,061         $10,112

2/28/97       $10,158         $10,107         $10,036         $10,091

3/31/97       $10,129         $10,065         $10,099         $10,070

4/30/97        $9,714          $9,741          $9,741          $9,784

5/31/97        $9,956         $10,041         $10,033         $10,080

6/30/97       $10,599         $10,589         $10,576         $10,570

7/31/97       $11,043         $10,977         $10,839         $10,897

8/31/97       $11,053         $10,921         $10,781         $10,871

9/30/97       $12,357         $11,958         $11,806         $11,820

10/31/97      $11,949         $11,592         $11,435         $11,500

11/30/97      $12,179         $11,793         $11,669         $11,749

12/31/97      $12,520         $12,120         $11,966         $12,026



Past performance is not indicative of future performance. The performance of SC-US Real Estate Shares Class I (Institutional) shares is greater than that of the Class R (Retail) shares for the time period indicated based upon the difference in the expenses of each Class.



6

Security Capital U.S. Real Estate Shares Incorporated

Schedule of Investments - December 31, 1997



Shares                                                        Market Value

                COMMON STOCK - REAL ESTATE

                INVESTMENT TRUSTS (REITs) - 96.7%

                Office Properties - 26.9%

589,240         Equity Office Properties Trust               $  18,597,878

140,000         Prentiss Properties Trust                        3,911,250

 67,900         Crescent Real Estate Equities Company            2,673,563

 80,300         Boston Properties, Inc.                          2,654,919

 65,000         Cornerstone Properties, Inc.                     1,247,187

 52,500         Cadillac Fairview Corporation #                  1,233,750

 28,400         Mack-Cali Realty Corporation                     1,164,400

                                                                31,482,947

                Multifamily - 20.8%

187,700         Apartment Investment & Management Company        6,897,975

150,000         Essex Property Trust, Inc.                       5,250,000

145,100         Charles E. Smith Residential Realty, Inc.        5,151,050

 95,300         Equity Residential Properties Trust              4,818,606

 57,000         Bay Apartment Communities, Inc.                  2,223,000

                                                                24,340,631

                Hotels - 14.9%

312,500         Innkeepers USA Trust                             4,843,750

115,000         FelCor Suite Hotels, Inc.                        4,082,500

 40,000         ITT Corporation #                                3,315,000

125,000         WHG Resorts & Casinos Inc. #                     2,781,250

 61,000         Capstar Hotel Company #                          2,093,062

 22,200         Homestead Village, Inc. # +                        334,388

                                                                17,449,950



             See notes to the financial statements.



7

Schedule of Investments (continued)



Shares                                                       Market Value

               Storage - 10.9%

323,200        Public Storage, Inc.                         $    9,494,000

100,500        Storage Trust Realty                              2,644,406

 23,200        Shurgard Storage Centers, Inc.                      672,800

                                                                12,811,206

               Regional Malls - 8.0%

136,000        Urban Shopping Centers, Inc.                      4,743,000

164,100        The Macerich Company                              4,676,850

                                                                 9,419,850

               Industrial - 7.4%

163,000        Pacific Gulf Properties, Inc.                     3,871,250

 91,500        Liberty Property Trust                            2,613,469

110,000        Catellus Development Corporation #                2,200,000

                                                                 8,684,719

               Shopping Centers - 5.5%

125,000        Developers Diversified Realty Corporation         4,781,250

 46,500        Kimco Realty Corporation                          1,639,125

                                                                 6,420,375

               Factory Outlets - 2.3%

 70,000        Chelsea GCA Realty, Inc.                          2,673,125



               Total Common Stock - Real Estate Investment


               Trusts (REITs) (Cost $100,097,665)              113,282,803





               See notes to the financial statements.



8

Schedule of Investments (continued)



Principal Amount

               SHORT-TERM INVESTMENTS - 0.3%

               Variable Rate Demand Notes* - 0.3%

$135,576       Warner-Lambert Co., 5.4890%                  $      135,576

 134,756       Johnson Controls, Inc., 5.3276%                     134,756

 120,436       General Mills, Inc., 5.3277%                        120,436

   5,138       Pitney Bowes, Inc., 5.3276%                           5,138



               Total Short-Term Investments

               (Cost $395,906)                                     395,906

               Total Investments - 97.0%

               (Cost $100,493,571)                             113,678,709

               Other Assets in Excess of

               Liabilities - 3.0%                                3,553,475



               NET ASSETS 100.0%                              $117,232,184



* Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 1997.


#  Non income producing security.

+  An affiliate of the Fund.





           See notes to the financial statements.



9

Security Capital U.S. Real Estate Shares Incorporated

Statement of Assets and Liabilities - December 31, 1997



ASSETS:

        Investments, at market value

                (cost $100,493,571)                             $113,678,709

        Deferred organization costs                                   95,914

        Receivable for investment securities sold                  3,564,588

        Dividends receivable                                         505,998

        Interest receivable                                           18,954

        Other assets                                                  21,560

        Total Assets                                             117,885,723



LIABILITIES:

        Payable for investment securities purchased                  479,854

        Payable to investment adviser                                 64,882

        Accrued expenses and other liabilities                       108,803

        Total Liabilities                                            653,539



NET ASSETS                                                      $117,232,184



NET ASSETS CONSIST OF:

        Capital stock                                           $101,731,755

        Accumulated undistributed net realized

        gain on investments                                        2,315,291

        Net unrealized appreciation on investments                13,185,138

        Total Net Assets                                        $117,232,184



CLASS I:

        Net assets                                              $116,560,328

        Shares outstanding (50,000,000 shares

        of $0.01 par value authorized)                             9,755,880

        Net asset value and redemption price

        per share                                                     $11.95



CLASS R:

        Net assets                                                  $671,856

        Shares outstanding (50,000,000 shares

        of $0.01 par value authorized)                                56,234

        Net asset value and redemption

        price per share                                               $11.95





                  See notes to the financial statements.





10









Security Capital U.S. Real Estate Shares Incorporated

Statement of Operations - Year Ended December 31, 1997



INVESTMENT INCOME:

  Dividend income                                                 $4,729,653

  Interest income                                                    141,838

  Total investment income                                          4,871,491




EXPENSES:

  Investment advisory fee                                            652,224

  Administration fee                                                  65,044

  Shareholder servicing and accounting costs                          43,220

  Custody fees                                                        19,550

  Federal and state registration                                      39,320

  Professional fees                                                   47,419

  Reports to shareholders                                             10,140

  Directors' fees and expenses                                        17,940

  Amortization of organization costs                                  22,185

  Distribution Expense - Class I                                      12,396

  Distribution Expense - Class R                                          67

  Other                                                                2,640

  Total expenses before reimbursement                                932,145

  Less: Reimbursement from Adviser - Class I                         (30,276)

  Less: Reimbursement from Adviser - Class R                            (167)

  Net expenses                                                       901,702



NET INVESTMENT INCOME                                              3,969,789



REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

  Net realized gain on investments                                 8,063,795

  Change in unrealized appreciation on investments                12,889,384

  Net realized and unrealized gain on investments                 20,953,179


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $24,922,968



          See notes to the financial statements.





11













Security Capital U.S. Real Estate Shares Incorporated

Statements of Changes in Net Assets - December 31, 1997



                                            Year           December 20, 1996(1)

                                           ended                through

                                     December 31, 1997     December 31, 1996
OPERATIONS:

  Net investment income                  $3,969,789               $24,188

  Net realized gain on investments        8,063,795                     0

  Change in unrealized appreciation

  on investments                         12,889,384               295,754

  Net increase in net assets resulting

  from operations                        24,922,968               319,942



CAPITAL SHARE TRANSACTIONS:

  Proceeds from shares sold              92,737,305             9,926,736

  Shares issued to holders in

  reinvestment of dividends               2,632,946                   -

  Cost of shares redeemed                (3,558,444)                  -

  Net increase in net assets

  from capital share transactions        91,811,807             9,926,736



DISTRIBUTIONS TO SHAREHOLDERS(2):

  From net investment income             (3,626,176)                  -



DISTRIBUTIONS TO CLASS R

SHAREHOLDERS(2):

  From net investment income                 (2,006)                  -

  From net realized gains                   (31,388)                  -

                                            (33,394)                  -



DISTRIBUTIONS TO CLASS I

SHAREHOLDERS(2):

  From net investment income               (372,583)                  -

  From net realized gains                (5,717,116)                  -

Subtotal                                 (6,089,699)                  -

TOTAL INCREASE IN NET ASSETS            106,985,506            10,246,678

NET ASSETS:

  Beginning of period                    10,246,678                   -

  End of period (including

  undistributed net investment

  income of $0 and $24,188,

  respectively)                        $117,232,184           $10,246,678


(1) Inception date.

(2) On December 16, 1997, the Fund's existing shareholders were split into Class R and Class I shares based on the amount then invested in the Fund. Distributions to shareholders from net investment income reflect activity for the Fund for the period January 1, 1997 through December 16, 1997 and for each respective class of shares for the period December 17, 1997 through December 31, 1997.



           See notes to the financial statements.





12

Security Capital U.S. Real Estate Shares Incorporated

Financial Highlights



                                           Year ended       December 20, 1996(1)

                                      December 31, 1997(2)         through

                                      Class I    Class R    December 31, 1996
Per Share Data:

Net asset value, beginning of period   $10.38     $10.38           $10.00

Income from investment operations:

  Net investment income                  0.46 (3)   0.46 (3)         0.02

  Net realized and unrealized gain

  on investments                         2.11       2.11             0.36

Total from investment operations         2.57       2.57             0.38


Less distributions:

  Dividends from net investment income  (0.46)     (0.46)              -

  Distributions from net realized gains (0.54)     (0.54)              -

  Total distributions                   (1.00)     (1.00)              -


Net asset value, end of period         $11.95     $11.95           $10.38


Total return(4)                         25.20%     25.19%            3.77%

Supplemental data and ratios:

  Net assets, end of period        $116,560,328   $671,856      $10,246,678

  Ratio of expenses to average

  net assets(6)                         0.94%      0.95%             0.00%

  Ratio of net investment income to

  average net assets(5)(6)              4.08%      4.07%            19.71%

  Portfolio turnover rate(7)          104.17%    104.17%             0.00%

  Average commission rate paid per
  share(7)                           $0.0574    $0.0574           $0.0601



(1) Inception date.

(2) On December 16, 1997, the Fund's existing shareholders were split into Class R and Class I shares based on the amount then invested in the Fund. For the year ended December 31, 1997, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets and the per share income from investment operations are presented on a basis whereby the Fund's net investment income and net expenses for the period January 1, 1997 through December 16, 1997, were allocated to each class of shares based upon the relative outstanding shares of each class as of the close of business on December 16, 1997, and the results thereof combined with the results of operations for each applicable class for the period December 17, 1997 through December 31, 1997.

(3) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(4) Not annualized for the period December 20, 1996 through December 31, 1996.

(5) Annualized for the period December 20, 1996 through December
31, 1996.

(6) Without expense reimbursements of $30,443 for the year ended December 31, 1997, the ratio of expenses to average net assets would have been 0.97% and 0.98% for Class I and Class R, respectively, and the ratio of net investment income to average net assets would have been 4.05% and 4.04% for Class I and Class R, respectively.

(7) Portfolio turnover and average commission rate paid are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


             See notes to the financial statements.



13

Security Capital U.S. Real Estate Shares Incorporated

Notes to the Financial Statements - December 31, 1997



1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Security Capital U.S. Real Estate Shares Incorporated (the "Fund") is a Maryland corporation, originally formed on December 20, 1996. The Fund is registered as a non-diversified, no-load, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). The investment objective of the Fund is to provide shareholders with above-average total returns, including current income and capital appreciation, primarily through investments in real estate securities in the United States. Long-term, the Fund's objective is to achieve top-quartile total returns as compared with other mutual funds that invest primarily in real estate securities in the United States, by integrating in-depth proprietary real estate market research with sophisticated capital markets research and modeling techniques.


The following is a summary of significant accounting policies consistently followed by the Fund.


a) Investment Valuation - Each day, securities are valued at the last sales price from the principal exchange on which they are traded. Securities that have not traded on the valuation date, or securities for which sales prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values determined by, or under the direction of, the Board of Directors. Temporary cash investments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.



Because the Fund may invest a substantial portion of its assets in Real Estate Investment Trusts ("REITs"), the Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers and tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.



b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intends to continue to so comply in future years and to distribute investment company net taxable income and net capital gains to shareholders.



c) Distributions to Shareholders - Dividends from net investment income are declared and paid quarterly. The Fund intends to distribute net realized capital gains, if any, at least annually, although the Fund's Board of Directors may in the future determine to retain realized capital gains and not distribute them to shareholders.



Distributions will automatically be paid in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have distributions paid in cash.





14

Notes to Financial Statements (continued)



The characterization of shareholder distributions for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.



A portion of the dividend income recorded by the Fund is from distributions by publicly traded REITs and such distributions for tax purposes may consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held. The character of such distributions, for tax purposes, is determined by the Fund based on estimates and information received by the Fund from the REITs.



d) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



e) Other - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions, using the specific identification method for both financial reporting and federal income tax purposes, by comparing the original cost of the security lot sold with the net sales proceeds. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.



15

Notes to Financial Statements (continued)



2. CAPITAL SHARE TRANSACTIONS

On December 16, 1997, the Fund's existing shareholders were split into Class R and Class I shares based on the amount then invested in the Fund. Transactions in shares of the Fund were as follows:



Period from 12/17/97 through 12/31/97:

                                                      Amount        Shares

Class I Shares:

  Reclassification of previous class             $121,005,617      9,836,172

  Shares sold                                           -               -

  Shares issued to holders in

  reinvestment of dividends                            65,206          5,443

  Shares redeemed                                  (1,069,973)       (85,735)

  Net increase                                   $120,000,850      9,755,880


Class R Shares:

  Reclassification of previous class             $    658,057         53,492

  Shares sold                                           2,500            208

  Shares issued to holders in reinvestment

  of dividends                                         30,360          2,534

  Shares redeemed                                         -               -

  Net increase                                   $    690,917         56,234



Period from 01/01/97 through 12/16/97:

Previous Class:
                                                      Amount         Shares

  Reclassification to Class I shares            $(121,005,617)    (9,836,172)

  Reclassification to Class R shares                 (658,057)       (53,492)

  Shares sold                                      92,734,805      8,890,183

  Shares issued to holders in reinvestment of

  dividends                                         2,537,380        236,042

  Shares redeemed                                  (2,488,471)      (223,984)

  Net (decrease)                                 $(28,879,960)      (987,423)

Period from 12/20/96 through 12/31/96:

  Shares sold                                      $9,926,736        987,423

  Shares issued to holders in

  reinvestment of dividends                             -                -

  Shares redeemed                                       -                -

  Net increase                                     $9,926,736        987,423





 16





Notes to Financial Statements (continued)



3. INVESTMENT TRANSACTIONS The aggregate purchases and sales of investments by the Fund for the year ended December 31, 1997, were $177,958,403 and $95,319,551, respectively. At December 31,
1997, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:



Appreciation                                 $       13,065,970

(Depreciation)                                         (482,022)

Net appreciation on investments              $       12,583,948



At December 31, 1997, the cost of investments for federal income tax purposes was $101,094,761.



4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has entered into an Investment Advisory Agreement with Security Capital (US) Management Group Incorporated ("SC (US) Management"), formerly Security Capital Investment Research Group Incorporated. Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.60% as applied to the Fund's daily net assets.



SC (US) Management voluntarily agrees to reimburse its management fee and other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.00% and 1.15% of the net assets of the Class I and Class R Shares, respectively, computed on a daily basis, for the period December 17, 1997 through December 31, 1997. SC (US) Management had voluntarily agreed to reimburse its management fee and other expenses to the extent the above mentioned total operating expenses exceeded the annual rate of 1.20% of the net assets of the Fund for the period April 15, 1997 through December 16, 1997.



SC (US) Management also serves as the Fund's administrator. SC
(US) Management intends to charge the Fund an administrative fee calculated daily and payable monthly, at the annual rate of 0.02% of the Fund's average daily net assets.



Firstar Trust Company, a subsidiary of Firstar Corporation, a publicly held bank holding company, serves as custodian, transfer agent, sub-administrator and accounting services agent for the Fund. Sub-administration fees will be calculated daily and payable monthly, at an annual rate of 0.06% of the first $200 million of the Fund+s average daily net assets. Custodian, transfer agent fees and accounting services will be charged by Firstar according to contractual fee schedules agreed to by the Fund. All such expenses incurred through April 15, 1997 have been paid by SC (US) Management, which does not intend to seek reimbursement from the Fund.



 17







Notes to Financial Statements (continued)



5.      DISTRIBUTION AND SERVICING PLANS

The Fund has adopted plans with respect to the Class I and Class R shares pursuant to Rule 12b-1 under the 1940 Act ("Plans"). Under the Plans, the Fund pays to Security Capital Markets Group Incorporated in its capacity as principal distributor of the Fund's shares (the "Distributor"), a monthly fee equal to, on an annual basis, 0.25% of the value of each Class+ average daily net assets.



The Distributor may use the fee for services performed and expenses incurred by the Distributor in connection with the distribution of each Class' respective shares and for providing certain services to each Class' respective shareholders. The Distributor may pay third parties in respect of these services such amount as it may determine. The Fund has made no payments pursuant to the Plans for the year ended December 31, 1997.



6. FORMATION AND RE-ORGANIZATION

The Fund, formerly Security Capital Employee REIT Fund Incorporated, is a Maryland corporation, originally formed on December 20, 1996, as SCERF Incorporated ("SCERF"), a Maryland corporation. On January 23, 1997, all of the assets and liabilities of SCERF were transferred to the Fund in a reorganization (the "Reorganization") accounted for as a pooling of interests. The Reorganization was a taxable event to SCERF and a capital gain of $1,002,746 was realized for tax purposes. This capital gain will be included in the consolidated income tax return of the sole shareholder of SCERF and will not affect the Fund's tax status for 1997. This will result in a lower required capital gain distribution for the Fund for calendar year 1997. As of December 31, 1997, $443,485 of the capital gain was realized for book purposes. As a result, at December 31, 1997, the tax basis of securities held was $559,261 higher than their basis for financial reporting purposes.



The costs incurred in connection with the organization, initial registration and public offering of shares, aggregating $118,099, have been paid by the Adviser. The Fund will reimburse the Adviser. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations. The Adviser has voluntarily agreed to absorb the amortization expenses in the Fund's first year. The amortization as of December 31, 1997 of $22,185 will be reimbursed to the Fund.



18









Report of Independent Public Accountants



To the board of directors and shareholders of Security Capital
U.S. Real Estate Shares Incorporated:



We have audited the accompanying statement of assets and liabilities of Security Capital U.S. Real Estate Shares Incorporated (a Maryland corporation), including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for the year then ended and the period from December 20, 1996 (date of inception) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Security Capital U.S. Real Estate Shares Incorporated as of December 31, 1997, the results of its operations for the year then ended and the changes in its net assets and financial highlights for the year then ended and the period from December 20, 1996 (date of inception) to December 31, 1996, in conformity with generally accepted accounting principles.



                                                ARTHUR ANDERSEN LLP



Chicago, Illinois

February 2, 1998



 19







Report on Special Meeting of Shareholders



A Special Meeting of Shareholders ("Special Meeting") was held on December 12, 1997. The matters voted on by the Fund's shareholders at the Special Meeting are discussed below.



Class I shareholders and Class R shareholders, voting separately, approved a Distribution and Service Plan for Class I Shares and a Distribution and Service Plan for Class R Shares ("Plans") pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended. Under the Plans, Security Capital Markets Group Incorporated ("Capital Markets"), as principal underwriter of the Class I and Class R Shares, provides distribution services primarily intended to result in the sale of Class I Shares and Class R Shares. Capital Markets also provides services to Class I and Class R shareholders, including the provision of information and explanations concerning Class I and Class R shareholder investments and the status of shareholder accounts. The aggregate distribution fee and service fee under each Plan is .25% on an annual basis, of the average daily net assets of the Class I or Class R Shares, respectively. The Plan for Class I Shares was approved with 9,750,437 votes for, 0 votes against and 0 votes abstaining. The Plan for Class R Shares was approved with 44,123,705 votes for, 2,303 votes against and 0 votes abstaining.



The shareholders approved an amended investment advisory agreement ("Amended Advisory Agreement") with Security Capital
(US) Management Group Incorporated ("SC(US)MG"). The terms and conditions of the Amended Advisory Agreement are identical to the terms and conditions of the advisory agreement with SC(US)MG then in effect ("Advisory Agreement"), except as to the effective and termination dates, the reduced advisory fee and the expense waiver and/or reimbursement provisions. Under the Amended Advisory Agreement SC(US)MG receives a monthly fee in an amount equal to 1/12 of .60% of the Fund's average daily net assets (approximately .60% on an annual basis), as compared to the monthly fee under the Advisory Agreement of 1/12 of .85% of the Fund's average daily net asset (approximately .85% on an annual basis). Under the Advisory Agreement SC(US)MG also agreed to waive fees and/or reimburse expenses to maintain the Fund's total operating expenses, other than brokerage fees and commissions, interest taxes and other extraordinary expenses at no more than 1.20% of the Fund+s average daily net assets for the year ending December 31, 1997. The Amended Advisory Agreement does not include an expense waiver or reimbursement provisions. However, under a separate sponsorship agreement, SC(US)MG has committed to waive fees and/or reimburse expenses to maintain the total operating expenses of the Class I Shares at no more than 1.00% of the Class I average daily net assets and the Class R Shares at no more than 1.15% of the Class R average daily net assets for the year ending December 31, 1998. The Amended Advisory Agreement was approved with 9,796,864 votes for, 0 votes against and 0 votes abstaining.



The shareholders elected two of the Fund's four directors. George F. Keane and Robert H. Abrams each were elected with 9,796,864 votes for, 0 votes against and 0 votes abstaining. The terms of the Fund+s other directors, Anthony R. Manno Jr. and Stephen F. Kasbeer, who were previously elected by the shareholders, continued after the Special Meeting.





20

Report on Special Meeting of Shareholders (continued)



The shareholders approved the amendment of the Fund's long-term investment objective to clarify that the Fund shall invest primarily in real estate securities. The Fund's investment objective is to provide above-average total returns, including current income and capital appreciation, primarily through investments in real estate securities in the United States. Prior to shareholder approval of the proposed amendment, the Fund's long-term objective was to achieve top-quartile total returns as compared with other mutual funds that invest primarily in the securities of publicly traded REITs in the United States by integrating in-depth proprietary real estate market research with sophisticated capital markets research and modeling techniques. As amended, the Fund's long-term investment objective is to achieve top quartile total returns as compared with other mutual funds that invest primarily in real estate securities in the United States, by integrating in-depth proprietary real estate market research with sophisticated capital markets research and modeling techniques. The amendment provides the Fund with the flexibility to continue both to invest in publicly traded REITs and to take advantage of investment opportunities in other real estate securities. The amendment of the Fund's long term investment objective was approved with 9,796,864 votes for, 0 votes against and 0 votes abstaining.





21



Directors and Officers

Anthony R. Manno Jr. - Director, Chairman and President

Robert H. Abrams  - Director

Stephen F. Kasbeer - Director

George F. Keane  - Director

John H. Gardner  - Managing Director

Kenneth D. Statz  - Managing Director

Kevin W. Bedell  - Senior Vice President

Jeffrey C. Nellessen  - Vice President, Secretary and Treasurer

Michael J. Heller  - Assistant Secretary and Assistant Treasurer



Investment Advisor Security Capital (US)

Management Group Incorporated

11 South LaSalle Street

Chicago, Illinois 60603



Legal Counsel

Mayer, Brown & Platt

2000 Pennsylvania Avenue, N.W.

Washington D.C. 20006

Auditors

Arthur Andersen LLP

33 West Monroe Street

Chicago, Illinois 60603



Investment Management Team

Anthony R. Manno Jr. - Director, Chairman and President

Kenneth D. Statz  - Managing Director

Kevin W. Bedell  - Senior Vice President

Albert D. Adriani  - Vice President

John Montaquila III  - Vice President

Michael C. Montelibano - Vice President

Michelle H. Lord  - Vice President

Anne Darnley  - Analyst

James D. Foster  - Analyst

Yung R. Ho  - Analyst

Pauline H. Sohn  - Analyst

Merritt H. Paulson  - Analyst